SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 26, 2008

SI International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50080	52-2127278
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

12012 Sunset Hills Road
8th Floor
Reston, Virginia		20190
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (703) 234-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 26, 2008, SI International, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Serco Group plc (“Serco Group”), Serco Inc. (“Serco”) and Matador Acquisition Corporation, a wholly-owed subsidiary of Serco (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”).

Following the consummation of the Merger, the Company will be a wholly-owned subsidiary of Serco.  Under the terms of the Merger Agreement, at the effective time and as a result of the Merger, each issued and outstanding share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), other than shares of Common Stock held by the Company or by the Company’s stockholders who properly exercise and do not waive, withdraw or otherwise lose their right to demand appraisal pursuant to Section 262 of the General Corporation Law of the State of Delaware, as amended, will be converted into the right to receive $32.00 in cash, without interest (the “Merger Consideration”).  At the effective time of the Merger, all outstanding options to acquire Common Stock, whether or not then vested and exercisable, will be canceled in exchange for the right to receive, on the terms and conditions set forth in the Merger Agreement, a cash payment equal to (i) the amount by which the Merger Consideration exceeds the exercise price of such option (if any), times (ii) the number of shares of Common Stock subject to that option, less any applicable withholding taxes.  Also at the effective time of the Merger, each share of restricted stock shall vest in full and convert into the right to receive the Merger Consideration, less any applicable withholding taxes.

The Company has made various representations and warranties and agreed to specified covenants in the Merger Agreement, including covenants relating to the Company’s conduct of its business between the date of the Merger Agreement and the closing of the Merger, restrictions on solicitation of proposals with respect to alternative transactions, governmental filings and approvals, public disclosures and other matters.  The Merger Agreement contains certain termination rights of Serco Group and the Company and provides that, upon the termination of the Merger Agreement and under specified circumstances, the Company will be required to pay Serco Group a termination fee of $10 million and reimburse Serco Group and Serco for transaction expenses of up to $5 million in the aggregate.

The completion of the Merger is subject to a number of conditions, including, but not limited to, (i) approval by the Company’s stockholders, (ii) the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the receipt of certain regulatory approvals, including, but not limited to, termination or expiration of the CFIUS review period pursuant to the Exon-Florio Provision of the Defense Production Act of 1950, as amended, (iv) no material adverse effect on the Company having occurred, and (v) other customary conditions.  The completion of the Merger is also subject to no law or government order prohibiting the Merger.  Consummation of the Merger is not conditioned upon the receipt by Serco Group or Serco of financing.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.  The Merger Agreement has been attached to provide investors with information regarding its terms.  It is not intended to provide any other factual information about the Company or Serco Group.  In particular, the assertions embodied in the Company’s representations and warranties contained in the Merger Agreement are qualified by information in the disclosure schedules provided by the Company to Serco Group in connection with the signing of the Merger Agreement.  The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company will file a proxy statement with the Securities and Exchange Commission.  THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and stockholders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company.  Such documents are not currently available.

Participants in Solicitation

The Company and its directors and executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies in connection with the Merger.  Information concerning the Company’s participants is set forth in the Company’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 18, 2008.  Investors may obtain additional information regarding the interest of such participants by referring to the proxy statement regarding the acquisition when it becomes available.

Item 7.01.  Regulation FD Disclosure

                The following information is furnished under Item 7.01, “Regulation FD Disclosure”, and Item 9.01 “Financial Statements and Exhibit”.  This information, including Exhibits 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                On August 27, 2008, the Company and Serco Group issued a joint press release relating to the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

                This Current Report may contain forward-looking statements that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  These statements are not guarantees of the Company’s future performance and are subject to risks, uncertainties and other important factors that could cause actual performance or achievements to differ materially from those expressed or implied by these forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in any forward-looking statement:  the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of the Company’s stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customer, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues.  Additional factors that may affect future results are contained in the Company’s filings with the SEC, which are available at the SEC’s web site at http://www.sec.gov.  Given these uncertainties, you should not rely on forward-looking statements.  Such forward-looking statements speak only as of the date on which they were made, and the Company undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Item 9.01.  Financial Statements and Exhibits.

d)    Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 26, 2008, by and among Serco Group plc, Serco Inc., Matador Acquisition Corporation and SI International, Inc.*

99.1	Press release, dated August 27, 2008, issued by SI International, Inc. and Serco Group plc.

*	Excludes schedules, exhibits and certain annexes, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI International, Inc.

By:	/s/ Thomas E. Dunn
Thomas E. Dunn
Executive Vice President,
Chief Financial Officer and Treasurer

Date:  August 27, 2008

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 26, 2008, by and among Serco Group plc, Serco Inc., Matador Acquisition Corporation and SI International, Inc.*

99.1	Press release, dated August 27, 2008, issued by SI International, Inc. and Serco Group plc.

*	Excludes schedules, exhibits and certain annexes, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request.